Exhibit 10.16

FIRST MORTGAGE AND SECURITY AGREEMENT

ORP THREE L.L.C., a Maryland limited liability company

to

NEW YORK COMMUNITY BANK

Premises:

The land affected by this instrument is known as Raven Hill, located at 13000 Harriet Avenue South in the City of Burnsville, bearing Parcel ID #02-63100-010-01 on the Tax Map of the City of Burnsville, County of Dakota, State of Minnesota

RECORD AND RETURN TO:

FOX ROTHSCHILD LLP

1301 ATLANTIC AVENUE, SUITE 400

ATLANTIC CITY, NJ  08401

THE MAXIMUM PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE, EXCLUDING ADVANCES MADE BY THE MORTGAGEE IN PROTECTION OF THE MORTGAGED PREMISES OR THE LIEN OF THIS MORTGAGE, IS $16,000,000.00.

FIRST MORTGAGE AND SECURITY AGREEMENT

THIS FIRST MORTGAGE AND SECURITY AGREEMENT, executed and delivered on June 20, 2008, but intended to be effective as of June 30, 2008, between ORP THREE L.L.C., a limited liability company duly organized and existing under and by virtue of the laws of the State of Maryland, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (hereinafter referred to as the “Mortgagor”), and NEW YORK COMMUNITY BANK, a New York state chartered banking institution duly organized and validly existing under and by virtue of the laws of the State of New York, having an office at One Jericho Plaza, Jericho, New York 11753 (hereinafter referred to as the “Mortgagee”),

WITNESSETH, that to secure the payment of a certain first mortgage note given by Mortgagor to Mortgagee of even date herewith (the “Note”) in the principal sum of FOURTEEN MILLION TWO HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($14,225,000.00) (the “Principal” or the “Debt”), lawful money of the United States of America, with interest thereon, to be paid according to the terms of the Note or any of the other Lien Instruments (as such term is hereinafter defined), together with such charges, payments, expenses, taxes and fees accrued and unpaid or incurred that are the obligation of Mortgagor to pay under the terms and conditions of this Mortgage (hereinafter, the “Indebtedness”), the Mortgagor hereby grants and mortgages to the Mortgagee all that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Burnsville, County of Dakota, State of Minnesota, which land is bounded and described as follows, to wit:

(SEE SCHEDULE “A” ANNEXED HERETO AND MADE A PART HEREOF)

TOGETHER WITH

A.

All the land known as Raven Hill, located at 13000 Harriet Avenue South in the City of Burnsville, bearing Parcel ID #02-63100-010-01 on the Tax Map of the City of Burnsville, County of Dakota, State of Minnesota, all as more particularly described in Schedule A annexed hereto and made a part hereof (the “Land”).

B.

All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land (the “Improvements”).

C.

All fixtures, machinery, appliances, materials, equipment, furniture and personal property of every nature whatsoever now or hereafter owned by the Mortgagor and located in or on, or delivered or attached to, or used, or intended to be used, in connection with the operation of, or with construction, reconstruction or remodeling on, the Land or the Improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing and all of the right, title and interest of the Mortgagor in and to any such personal property or fixtures together with the benefit of any deposits or payments now or hereafter made by the Mortgagor or on its behalf with regard thereto (the “Personal Property”).

D.

All right, title and interest of the Mortgagor, if any, in and to the land in the bed of the streets or highways abutting the Land to the center line thereof; all easements, rights of way, strips and gores of land, streets, ways, sidewalks, curbs, alleys, passages, sewer rights, waters, water courses, water, drainage, riparian and littoral rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, remainders, reversions and appurtenances whatsoever, in any way belonging, relating or appertaining to the Land or the Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor (the “Appurtenances”).

E.

All leases, lettings, occupancy agreements and licenses (collectively, the “Leases”) of the Land and/or the Improvements or any part thereof now or hereafter entered into and all right, title and interest of the Mortgagor thereunder (including, without limitation, the cash and securities deposited thereunder), the right to receive and collect the rents, issues and profits from the Leases (the "Rents") and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of the Mortgagor of, in and to, and all proceeds of any sales or other dispositions of, the property described in Paragraphs (A), (B), (C) and (D) above and this Paragraph (E).

F.

All proceeds of and any unearned premiums on any insurance policies covering the Improvements or the Personal Property or the Rents including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof.

G.

All awards ("Awards"), heretofore made and hereafter to be made by any municipal, state or federal authorities to the Mortgagor and all subsequent owners of the property described above in Paragraphs (A) through (E) including any awards for any changes of grade of streets affecting the property described above in Paragraphs (A) through (E) as the result of the exercise of the power of eminent domain (a “Taking”).

H.

All other agreements, such as construction contracts, architects’ agreements, engineers’ agreements, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, management, enjoyment, acquisition or ownership of the Land and Improvements (the “Property Agreements”).

I.

All the other estate, right, title, interest, use, possession, property, claim and demand whatsoever, contract rights, general intangibles, actions and rights in action, relating to the property described above in Paragraphs (A) through (H) and proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing.

All the property, interests and rights referred to in Paragraphs (A) through (I) above and any additional property, interests or rights hereafter acquired by the Mortgagor and subject to the lien of this Mortgage or intended to be so are referred to in this Mortgage as the “Mortgaged Premises”.

The Mortgagor hereby agrees to repay the Indebtedness until the whole of the Indebtedness shall be paid, however, the Mortgagee reserves the right to extend or modify the Note and this Mortgage in any manner or terms without regard to third parties.

AND the Mortgagor covenants with the Mortgagee as follows:

1.

That the Mortgagor will pay the Indebtedness as hereinbefore provided according to the terms of the Note, this Mortgage and the other Lien Instruments (as hereinafter defined), and keep and perform each and every term, covenant, and condition of the Note, this Mortgage, and the other Lien Instruments.  Each and every term, covenant and condition of the Note and the other Lien Instruments is hereby incorporated herein by reference as though fully set forth herein at length.

2.

A.

That the Mortgagor will keep the Improvements on the Mortgaged Premises continuously insured against loss or damage by fire, with extended coverage, and against such other hazards as Mortgagee may reasonably require (including, without limitation, multi-peril hazard insurance with extended coverage endorsement, general liability insurance, boiler explosion insurance, rent loss or business interruption coverage, and flood insurance, if applicable) in an insurance company licensed to do business in the state in which the Mortgaged Premises is located and otherwise satisfactory to Mortgagee, in such forms and in such total amounts as Mortgagee may require from time to time; that Mortgagor will deliver copies of the policies to the Mortgagee; and that Mortgagor will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Mortgagor's default in so insuring the Improvements or in so assigning and delivering the policies.

B.

In addition to the foregoing insurance, the Mortgagor will, at its expense, deliver to the Mortgagee additional insurance policies and endorsements including war damage insurance, if any be required by the Mortgagee, to cover all risks to the Mortgagee or hazard to any Improvements erected upon the Mortgaged Premises, of every kind, type and description, for such periods, in such amounts, and by such method of payment therefor, satisfactory to the Mortgagee.  It is hereby agreed that if the Mortgagee shall accept a multiple peril insurance policy or any other policy containing coverage not required by the Mortgagee, with or without an installment premium endorsement, such acceptance shall not constitute the Mortgagee an agent of the Mortgagor in the procurement, renewal, or replacement of all or any of the coverage included in said policy, or in the collection of losses or filing proofs of loss.  The Mortgagee is hereby released and discharged from all claims and demands whatsoever arising by reason of any matter relative to, or incident to any policy or policies, during the term or terms thereof, or in renewing or replacing said policy or policies.

C.

The Mortgagor hereby pledges to the Mortgagee the unearned premiums on all insurance policies furnished it hereunder and consents to the cancellation thereof in the event it becomes the purchaser in any action to foreclose said Mortgage.  Such unearned premium shall be applied against the monies due the Mortgagee.  The Mortgagor shall fully and timely comply with the terms and conditions of any of said policies.  In the event of a loss, Mortgagor shall give immediate written notice to the insurance carrier and to the Mortgagee.  Mortgagor hereby authorizes and empowers the Mortgagee, as attorney-in-fact for the Mortgagor, to make proof of loss, to adjust and compromise and claim under the insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Mortgagee's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this subparagraph shall require the Mortgagee to incur any expense or to take any action hereunder.  Said power of attorney is coupled with an interest in the subject matter of this Mortgage.  Mortgagor hereby authorizes and directs any affected insurance company to make payment under such insurance, including return of unearned premiums, to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and irrevocable, Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise, in consultation with Mortgagor, any claims for loss, damage or destruction to the Mortgaged Premises, Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to Mortgagor as security for payment of Mortgagor's obligations to Mortgagee.  The Mortgagor further authorizes Mortgagee, at Mortgagee's option, to hold the balance of such proceeds to be used to reimburse the Mortgagor for the cost of reconstruction or repair of the Mortgaged Premises, or to apply the balance of such proceeds to the payment of the Indebtedness secured by this Mortgage, whether or not then due.  If the insurance proceeds are held by the Mortgagee to reimburse the  Mortgagor for the cost of restoration and repair of the Mortgaged Premises, the Mortgaged Premises shall be restored to the equivalent of its original condition or such other condition as the Mortgagee may approve in writing.  Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require.  If the insurance proceeds are applied to the payment of the sum secured by this Mortgage, any such application of proceeds to the Indebtedness shall not extend or postpone the due dates of the monthly payments herein or change the amounts of such installments.

D.

All policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form satisfactory to Mortgagee, shall be maintained in full force and effect, shall be delivered to Mortgagee, with premiums prepaid, shall be endorsed with a standard noncontributory mortgagee clause in favor of Mortgagee, and shall provide for at least thirty (30) days' notice of cancellation to Mortgagee.  In addition, Mortgagor shall at all times be protected by comprehensive general public liability, property damage and workmen's compensation insurance policies, if applicable, such coverages at all times to be evidenced by current certificates of insurance issued to Mortgagee providing for thirty (30) days' prior written notice of cancellation or alteration of coverage.  If the insurance, or any part thereof, shall expire, or be withdrawn, or become void by Mortgagor's breach of any condition thereof, or become void or unsafe by reason of the failure of impairment of the capital of any company in which the insurance may then be carried, or if for any reasons whatever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Premises, satisfactory to Mortgagee.  All renewal policies, with premiums paid, shall be delivered to Mortgagee at least twenty (20) days before expiration of the old policies.

3.

That the whole of the Indebtedness shall become due at the option of the Mortgagee upon the occurrence of any of the following events, either individually, jointly or collectively ("Event(s) of Default"): (a) default in the payment of any installment of principal and interest, or in the making of any deposit pursuant hereto, and such default continues for fifteen (15) days; or (b) after default and such default continues for fifteen (15) days after notice in writing by Mortgagee to Mortgagor in either: (i) the payment of any tax, water, or sewer assessment; or (ii) assigning and delivering the policies insuring the Improvements against loss by fire or other hazard, or reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or (iii) furnishing a statement of the amount due on the Mortgage and whether any offsets or defenses exist against the Indebtedness, as hereinafter provided; or (iv) exhibiting to the Mortgagee receipts showing payment of all taxes, water or sewer rents and assessments; or (v) the failure to provide annual financial statements, as hereinafter provided; or (c) the occurrence of any of the following events or conditions which continue for fifteen (15) days after notice in writing by Mortgagee to Mortgagor (or if such default cannot reasonably be cured within such 15-day period, then provided that Mortgagor is diligently pursuing such cure, then such 15-day period shall be extended for no more than thirty (30) days): (i) the actual or threatened demolition or removal of any Improvement on the Mortgaged Premises without the written consent of the Mortgagee; or (ii) the assignment of the rents of the Mortgaged Premises or any part thereof without the written consent of the Mortgagee; or (iii) if the Improvements on the Mortgaged Premises is not maintained in reasonably good repair; or (iv) the failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Premises within three (3) months from the issuance thereof (or such lesser time if required by such law or ordinance); or (v) if on application of the Mortgagee and upon Mortgagor's failure to maintain required insurance hereunder, two or more fire insurance companies lawfully doing business in the state where the Mortgaged Premises is located refuse to issue policies insuring the Improvements on the Mortgaged Premises; or (vi) the removal, demolition or destruction in whole or in part of any of the Personal Property covered hereby, unless first or simultaneously the same are promptly replaced by similar articles of Personal Property at least equal in quality and condition to those removed, demolished or destroyed, free from any liens or encumbrances thereon and free from any reservation of title thereto; or (vii) the failure to comply with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any Federal, State or municipal authority; or (viii) the Mortgagor causes, permits or suffers to be permitted, a change in the use of any part of the Mortgaged Premises for the purposes intended at the making of this Mortgage, including but not limited to, a change in the zoning classification, without the Mortgagee's written consent; or (ix) the Mortgagor's unreasonable refusal to permit the Mortgagee, its agents or employees to make an inspection of the Mortgaged Premises; or (x) the failure of Mortgagor to keep, observe and perform any of the other covenants, conditions or agreements contained in this Mortgage, the Note, and/or the other Lien Instruments.

4.

In the event that Mortgagor should fail to pay taxes, assessments, water and sewer charges or other lienable claims or insurance premiums, or fail to make necessary repairs, or shall permit waste, or otherwise fail to comply with their obligations hereunder or under the Note or any other document executed in connection with this Mortgage, then Mortgagee, at its election, with or without notice to Mortgagor, shall have the right to make any payment or expenditure which Mortgagor should have made, or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Premises, without prejudice to any of the Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity.  All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, and shall be secured hereby, and shall bear interest at the Default Rate as defined in Paragraph 31, below, from the date of payment by Mortgagee until the date of repayment.  In the event of foreclosure of this Mortgage, any such advances by Mortgagee before or after the entry of judgment for reasonable attorneys’ fees, taxes, insurance, out-of-pocket expenses or other sums necessary to preserve the Mortgaged Premises ("Mortgagee’s Costs"), will be deemed secured hereby and the Mortgage will not merge into any judgment of foreclosure to the extent of such Mortgagee’s Costs.

5.

That the holder of this Mortgage, in an action to foreclose it, shall be entitled to the appointment of a receiver without notice and irrespective of the adequacy of the security, and in the event that Mortgagor occupies any unit as an office or for any other use, the Mortgagor will pay a reasonable rental monthly in advance to any such receiver.

6.

That the Mortgagor will pay all insurance premiums, taxes, assessments and water/sewer rates, and upon request will submit to the Mortgagee for inspection receipted bills evidencing such payment, and in default thereof, the Mortgagee may pay the same.  Any such items paid by the Mortgagee, and any other advances, charges, liens, costs, fees and disbursements made or incurred by the Mortgagee in connection with the Mortgaged Premises and to protect its interest therein shall be added to the indebtedness secured by this Mortgage.  The Mortgagor shall promptly discharge any lien or encumbrance which has priority over or equality with the lien of this Mortgage and shall not allow any liens inferior to this Mortgage to be perfected against the Mortgaged Premises, and if so perfected shall also promptly discharge same.

7.

That the Mortgagor within five (5) days upon request in person or within ten (10) days upon request by mail shall furnish a written statement duly acknowledging the amount due on this Mortgage and whether any offsets or defenses exist against the Mortgage Debt.

8.

The Mortgagor covenants that within one hundred twenty (120) days after the end of each of the Mortgagor's fiscal years, or within thirty (30) days of the request of the Mortgagee, the Mortgagor, during the life of this Mortgage, shall furnish to the Mortgagee: (i) an updated and detailed annual gross operating income and expense statement for the Mortgaged Premises, (ii) a current rent roll; and (iii) personal financial statements for any guarantors or sureties; each to be prepared and certified by Mortgagor to be complete, true and accurate.  The Mortgagor agrees that the Mortgagee, or its authorized agents, shall have the privilege of making inspections of the Mortgaged Premises during the life of this Mortgage, subject to the rights of tenants.  The Mortgagor acknowledges that in the event the required information is not delivered to Mortgagee within the time frame set forth above, the interest rate applicable to the Debt secured hereby will be increased by two percent (2.00%) per annum and will continue to accrue interest at such rate until such time as the required information is delivered to Mortgagee.

9.

That the Mortgagor is lawfully seised of the estate hereby conveyed and has the right to mortgage, grant, convey, and assign the Mortgaged Premises.  The Mortgagor hereby warrants the title of the Mortgaged Premises, and agrees to defend generally  the title to the Mortgaged Premises against all claims and demands adverse to its own.

10.

That in case of a foreclosure sale, the Mortgaged Premises, or so much thereof as may be affected by this Mortgage, may be sold separately or in one parcel.  Further, that the Mortgaged Premises is not “agricultural property” nor “agricultural land” as those terms are defined in Minnesota Statutes, nor is the Mortgaged Premises held or used for “agricultural use” as defined in Minnesota Statutes, Section 580.23, Subd.2.

11.

In the event:  (a)  the Mortgagee retains counsel with respect to the enforcement of the Note, this Mortgage, or any other document or instrument given to the Mortgagee by the Mortgagor (whether or not an action or proceeding is commenced); or (b) any action or proceeding is commenced to which action or proceeding the Mortgagee is made a party or in which it becomes necessary to defend or uphold the lien of this Mortgage, then, in any such event, all sums incurred by the Mortgagee, including without limitation, any Mortgagee’s Costs incurred by Mortgagee (as such term is defined in paragraph 4 hereinabove) shall be paid by Mortgagor, together with interest thereon at the rate established in Paragraph 31 of this Mortgage, and any such Mortgagee’s Costs and the interest thereon shall be a lien on the Mortgaged Premises, prior to any right, title to, interest in or claim upon the Mortgaged Premises attaching or accruing subsequent to the lien of this Mortgage and by the Note which it secures.

12.

It is agreed by the Mortgagor that in the event proceedings are brought to foreclose this Mortgage, there shall be included in the computation of the amount due, the amount of a reasonable fee for attorney's services in the foreclosure proceedings, as well as all disbursements, allowances, and costs provided by law.  In the event of foreclosure of this Mortgage, any Mortgagee’s Costs incurred by Mortgagee before or after the entry of judgment will be deemed secured hereby and the Mortgage will not merge into any judgment of foreclosure to the extent of such Mortgagee’s Costs.

13.

That upon the occurrence of an Event of Default, the entire unpaid balance of the Indebtedness secured by this Mortgage shall become immediately due and payable, at the option of Mortgagee, without notice or demand.  When the entire indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then forthwith, Mortgagee may institute an action of mortgage foreclosure, or foreclose this Mortgage by advertisement pursuant to Minnesota Statutes, Chapter 580, as now in effect or as it may be hereafter amended, or pursuant to any similar or replacement statutes hereinafter enacted, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgaged security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Indebtedness, with interest at the rate(s) stipulated in the Note, together with all other sums due by Mortgagor in accordance with the provisions of the Note and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, other lienable charges or claims, insurance or repairs or maintenance, and all costs of suit.  Mortgagor authorizes Mortgagee at its option to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Premises, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceedings instituted by Mortgagee to recover the indebtedness secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises; however, nothing herein contained shall prevent Mortgagor from disputing in any proceedings the amount of the deficiency or the sufficiency of any bid at such foreclosure sale.

If an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute proceedings, either judicial or non-judicial, at Mortgagee’s option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as “Partial Foreclosure”), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph.  Notwithstanding any Partial Foreclosure, Mortgagee may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings.  It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the  Mortgaged Premises pursuant to any such Partial Foreclosure for any other part of the Indebtedness, whether unmatured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

Notwithstanding anything to the contrary contained in the foregoing, upon the occurrence of an Event of Default, the Mortgagee shall have the right forthwith without notice or demand, without the commencement of any action to foreclose this Mortgage and without the appointment of any receiver, to enter upon and take possession of the Mortgaged Premises and thereby become mortgagee in possession thereof or agent of the then owner of the Mortgaged Premises, with the right to let the Mortgaged Premises and receive all rents, issues and profits thereof which are overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, on account of the amount hereby secured; and in any of the events aforesaid, the Mortgagor hereby unconditionally surrenders its possession and all rents, issues and profits of the Mortgaged Premises to the Mortgagee; and under the circumstances aforesaid, the Mortgagor for itself and any subsequent owner of the Mortgaged Premises hereby agrees to pay to the Mortgagee in advance a reasonable rental for any portion of the Mortgaged Premises occupied by Mortgagor and in default of so doing, hereby agrees that Mortgagor may be dispossessed by the usual summary proceeding, and further that any tenant defaulting in the payment to the Mortgagee of any rent may be likewise dispossessed by the Mortgagee as Mortgagee in possession of the Mortgaged Premises, or as agent of the then owner of the Mortgaged Premises.  The rights and remedies herein afforded to the Mortgagee shall be cumulative and supplementary to and not exclusive of any other rights and remedies afforded the holder of this Mortgage, and its accompanying Note or obligation.  All of the provisions of this clause shall inure to the benefit of the Mortgagee and of any subsequent holder of this Mortgage and shall be binding upon the Mortgagor and each subsequent owner of the Mortgaged Premises.

14.

If the Principal represents a construction loan, the Mortgagor will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement, and that the Mortgagor will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

15.

That if the Note secured by this Mortgage is payable in monthly installments, then, in order to more fully protect the security of the Mortgage, the Mortgagor further agrees to pay to the Mortgagee (unless expressly waived in writing by the Mortgagee), on each monthly installment date, a sum equal to one-twelfth (1/12th) of the amount, as estimated from time to time by the Mortgagee, of the annual real estate taxes, water and sewer rents, and assessments, if any (the “Municipal Charges”), to become due as charges on or with respect to the Mortgaged Premises during the twelve (12) calendar months following the date of the first monthly installment due hereunder and during the twelve (12) calendar months following each anniversary of such date; and one twelfth (1/12th) of the amount of the annual premiums for the hazard or other insurance required to be carried by the terms of said Mortgage, and for any additional coverage included by the Mortgagor in the policy provided by Mortgagor pursuant to the terms hereof (the “Insurance Charges”, and together with the Municipal Charges, the “Carrying Charges”), which payment shall be known for the purposes hereof as the monthly payment to cover Carrying Charges of the Mortgaged Premises, so that no later than one (1) month prior to the respective due dates for such Carrying Charges there shall be in the hands of the Mortgagee amounts sufficient to pay such Carrying Charges in full.  Although each such monthly payment is to be in a lump sum, each component thereof may be held separately by the Mortgagee, without interest, for, and applied only to, the particular item for which it was paid over by the Mortgagor, unless the Mortgagee in its sole discretion elects otherwise, or applicable law requires otherwise.  The Mortgagee may require the Mortgagor to pay other impositions affecting the Mortgaged Premises in a lump sum if the Mortgagee shall deem it necessary to protect its interest.

If at any time prior to the due date of any particular item of such Carrying Charges, the Mortgagee calculates that there will not be in its hands one (1) month prior to such due date a sum sufficient for the payment of such item in full, the Mortgagor upon demand shall pay the amount of any such deficiency to the Mortgagee and upon failure of the Mortgagor to pay such deficiency within ten (10) days of demand therefor, the unpaid balance of the principal sum hereof, shall, at the option of the Mortgagee become immediately due and payable, notwithstanding that sums for the payment of other items of such Carrying Charges not yet due may be in the hands of the Mortgagee.  Notwithstanding the foregoing and provided that there exists no Event of Default hereunder or under any of the other Lien Instruments, the Mortgagee will not require monthly escrows for the payment of hazard, general liability, boiler and rent loss coverages provided that Mortgagor maintains insurance coverage for the same in accordance with the requirements of Paragraph 2 hereof, nor will Mortgagee collect monthly escrows for the payment of separately metered sewer and water charges.

Any excess of unneeded funds paid hereunder may be refunded to the Mortgagor at the discretion of the Mortgagee, so long as all payments are current, and there is no Event of Default under this instrument or the accompanying Note or obligation, and, provided further, that there are no judgments or income or other tax liens against the Mortgagor or the Mortgaged Premises.

If there shall be a default hereunder resulting in a judicial sale of the Mortgaged Premises, or if the Mortgagee acquires the Mortgaged Premises in any other way after such default, the Mortgagee shall have the right to apply the balance then remaining in said fund to cover such Carrying Charges against the balance of the Indebtedness then unpaid, or to the payment of any or all of such Carrying Charges without obligation to account therefor to the Mortgagor.  The funds deposited by the Mortgagor pursuant to this Paragraph 15 are hereby pledged as additional security for the sums secured by this Mortgage.

Upon the occurrence of an Event of Default, Mortgagee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to this paragraph 15 (if any), to any of Mortgagor’s obligations herein or in the Note or any of the Loan Documents, in such order and manner as the Mortgagee may elect.  When the Indebtedness has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Mortgaged Premises.  A security interest within the meaning of the UCC is hereby granted to the Mortgagee in and to any monies at any time on deposit pursuant to this paragraph 15 and such monies and all of Mortgagor’s right, title and interest therein are hereby assigned to Mortgagee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purpose for which made hereunder and shall not be subject to the direction or control of Mortgagor; provided, however, that neither Mortgagee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments any amount so deposited.  Neither Mortgagee nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

16.

In the event that any regular monthly payment of principal, interest, or monthly escrow installment is not actually received by the Mortgagee within fifteen (15) days from its due date, a late charge of four percent (4%) be charged by the Mortgagee to the Mortgagor for the purpose of defraying the expense incident to handling such delinquent payment.  Also, where a check delivered to the Mortgagee for any monies due hereunder is dishonored, a reasonable service charge shall be charged to the Mortgagor by the Mortgagee for handling such check.  Any and all charges, fees, costs, disbursements and expenses payable by Mortgagor under this Mortgage, the Note, or other Lien Instruments shall be immediately due and payable on the date they are incurred.

17.

In the event that this Mortgage and its accompanying Note are executed by a corporation, the Mortgagor represents to the Mortgagee that this Mortgage and accompanying Note or obligation have been executed and delivered by authority of the Board of Directors of the Mortgagor; and with the consent of the holders of not less than two-thirds (2/3) of the total number of shares of capital stock of the Mortgagor outstanding, entitled to vote thereon.

18.

That if the Mortgaged Premises shall be abandoned by the Mortgagor or any successors in title, the Mortgagee shall be entitled to take possession of the same to protect and conserve its security.

19.

Mortgagor, at Mortgagee's request, shall furnish Mortgagee with executed copies of all leases now existing or hereafter made of all or any part of the Mortgaged Premises.  Other than in the ordinary course of business, Mortgagor shall not, without Mortgagee's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Mortgaged Premises providing for a term of two (2) years or more.  Furthermore, in the event that any lease expires by its terms and the tenant remains in possession of the unit, thereby creating a month-to-month tenancy, then Mortgagor agrees that it will, within thirty (30) days of such expiration, require such tenant to execute a new lease for a minimum term of one (1) year.  Mortgagor will provide Mortgagee with copies of all such newly executed leases within fifteen (15) days of execution.

20.

The Mortgagor covenants and agrees that any and all awards in condemnation, including any awards for any change of grade of streets affecting or abutting the Mortgaged Premises, are hereby assigned to the Mortgagee, and the Mortgagee is hereby authorized, directed and empowered to collect and receive the proceeds of any such awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same toward the Indebtedness owing on account of this Mortgage and the Note it secures, notwithstanding the fact that the amount owing thereon may not be then due and payable; and, upon request by the holder of this Mortgage, it agrees to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid awards to the holder of this Mortgage, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever; and, in case of a condemnation or taking of the Mortgaged Premises by any of the aforementioned authorities prior to the maturity of the Note, it covenants and agrees to pay the difference in the interest received by the said Mortgagee from the aforesaid condemnor or taking authority and the interest provided for herein from the date of such condemnation or taking to the date and in the manner payment can be made pursuant to the privileges and terms hereof and the Note, as if no condemnation had taken place.

21.

That any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor; that the rights of the Mortgagee hereunder shall be separate, distinct and cumulative and none of them shall be in exclusion of any other and no act of the Mortgagee shall be construed as an election to proceed under any one provision hereof to the exclusion of any other provision.

22.

This Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code for all of the Mortgaged Property specified herein which under applicable law may be subject to a security interest pursuant to the Uniform Commercial Code and Mortgagor hereby grants Mortgagee a security interest in such items and the Mortgagor hereby authorizes the Mortgagee to file any financing statement necessary under the Uniform Commercial Code in order to perfect the security interest of the Mortgagee, without requiring the signature of the Mortgagor.  The Mortgagor covenants that it will not make any other financing statement, lien, encumbrance and/or reservation of title as to any additions or replacements of such chattels, fixtures or personal property so covered by this Mortgage without the consent in writing of the Mortgagee.  As additional security for the payment of the Note, Mortgagor has executed and delivered to the Mortgagee a certain assignment of leases and rents, form UCC-1 Financing Statements, and other documents dated of even date herewith (the Note, this Mortgage, the Assignment of Leases and Rents, UCC-1(s) and other documents are sometimes collectively referred to herein as the "Lien Instruments").

23.

The covenants contained in this Mortgage shall run with the Land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and sub-tenants of the Mortgaged Premises and shall inure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of this Mortgage.  All of the pronouns and relative words herein used shall be read as if written in the same gender as the Mortgage so requires.  The masculine shall also mean the feminine and neuter, and vice versa, and the singular shall mean the plural, and vice versa, whenever the context of this Mortgage shall so require.  All covenants, agreements, obligations and liabilities of the Mortgagor hereunder, if more than one, shall be joint and several.

24.

The Mortgagee may charge the Mortgagor and the Mortgagor agrees to pay reasonable fees (including reasonable attorney's fees) and costs and expenses incurred by the Mortgagee in obtaining tax searches and proper bills (where realty taxes are budgeted herein) and its services in processing any ownership transfers on its records, fire loss payments, substitutions of bondsmen, releases, modifications, extensions, consents, easements, special agreements, assignments, reduction certificates, and satisfactions of mortgage.  At the Mortgagee's option, charges for these items, as well as late charges provided for in Paragraph 16 above, may be deducted from the funds in the budget account provided for in Paragraph 15 above.

25.

No mortgage, liens, or judgments, other than the lien of this first Mortgage, shall be placed or allowed against or encumber the Mortgaged Premises, and if so placed, at the option of the Mortgagee, the unpaid principal and interest shall become immediately due and payable.

26.

The Indebtedness is prepayable in accordance with the terms of the Note.

27.

If any of the following events occurs with respect to Mortgagor or any other party primarily or secondarily liable for any of the Mortgagor's obligations to Mortgagee, present or future, if any, or with respect to any general partner(s), shareholder(s), or member(s) of Mortgagor, if applicable, (collectively with the Mortgagor hereafter in this paragraph referred to as "them"), to wit: dissolution; liquidation; insolvency; assignment for the benefit of creditors; calling a meeting of creditors; appointment of a committee of creditors or liquidating agent; offer of a composition or extension to creditors; making, or sending notice of, a bulk sale except in the ordinary course of business; suspension of payment as a result of bankruptcy; commencement of any proceeding, suit or action (at law or in equity, or under any of the provisions of the Bankruptcy Code, as amended) for reorganization, composition, extension, arrangement, wage earner plan, receivership, liquidation or dissolution, by or against any of them; appointment of or application for a receiver, conservator, rehabilitator or similar officer or committee for any of them or any property of any of them; commencement of any proceedings supplementary to execution relating to any judgment rendered in bankruptcy against any of them, then all obligations of the Mortgagor, pursuant to the Note and this Mortgage, although otherwise unmatured or contingent, shall, forthwith became absolute and due and payable without any notice or demand whatsoever, at the Default Rate as defined in Paragraph 31, below.

28.

Mortgagor agrees that, in the event that Mortgagor or any of the persons or parties constituting Mortgagor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the United States Bankruptcy Code, as amended ("Bankruptcy Code"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator, or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, Mortgagee shall thereupon be entitled and Mortgagor irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Mortgagee as provided for herein, in the Note, or in any of the other loan documents delivered in connection herewith, and as otherwise provided by law, and Mortgagor hereby irrevocably waives any right to object to such relief and will not contest any motion by Mortgagee seeking relief from the automatic stay.

29.

Mortgagor represents that there are no material changes in its financial position since the date of the financial records submitted to the Mortgagee at the time it applied for the mortgage loan proceeds and that it is not affected by any insolvency proceedings.  A breach of the representations of this paragraph shall be deemed material and a default under this Mortgage.

30.

If any part of this Mortgage shall be contrary to the laws of the State where the Mortgaged Premises is located or any other State having jurisdiction, then such invalidity shall not invalidate the other parts of this Mortgage.  If any provision of this Mortgage is determined to be in violation of any applicable law, or otherwise determined to be invalid and unenforceable, it shall automatically be severed from the remaining terms of this Mortgage which shall be read without such invalid or violative provision, and the remaining terms shall continue in full force and effect.

31.

If Mortgagee declares acceleration in accordance with the terms of this Mortgage or any of the Lien Instruments or institutes legal proceedings to enforce this Mortgage and Mortgagee's rights pursuant thereto, or to foreclose the lien of this Mortgage, or if the final payment due Mortgagee hereunder is not paid within fifteen (15) days of the Maturity Date (as extended, if applicable), Mortgagor agrees that interest shall accrue from the date of said default or defaults (notwithstanding that the date of acceleration or notice may be later than the date of default) at the rate per annum of twenty percent (20.00%), but in no event in excess of the applicable usury rate with respect to Mortgagor ("Default Rate"), until said default is corrected or the Indebtedness is paid in full (including after entry of final judgment and so long as any portion of the judgment remains unpaid).  Interest at the Default Rate shall also apply to any advances made by Mortgagee to preserve and protect the security of this Mortgage and any fees and/or expenses from the date paid by Mortgagee as described in Paragraph 11 and Paragraph 24 and elsewhere in this Mortgage.  If, upon acceleration, the Default Rate as calculated pursuant to this paragraph is in excess of the applicable usury rates, then, in that event, the rate of interest shall be automatically reduced to the maximum permissible rate applicable to Mortgagor, and any sums which might have been paid at a rate in excess of the maximum permissible rate shall be automatically deemed to have been paid in error and applied in reduction of the outstanding Principal.

32.

Mortgagor covenants and represents that all leases affecting the Mortgaged Premises are subordinate in all terms to the lien of this Mortgage and to the lien of the Lien Instruments and that breach of this paragraph shall constitute a material breach under this Mortgage.

33.

Mortgagor shall comply with all laws, ordinances, regulations, and requirements of any governmental or municipal authority having jurisdiction over the Mortgaged Premises, and agrees that it shall forward to Mortgagee any notices that Mortgagor may receive from any governmental department or agency claiming jurisdiction over the Mortgaged Premises.

34.

A.

Mortgagor shall, and shall cause others to, carry on the business and operations of the Mortgaged Premises so as to comply and remain in compliance with, all applicable Environmental Laws, which, for purposes of this document, means any federal, state or local law (whether imposed by statute, or administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials (as defined herein), including, such laws governing or regulating storage tanks or the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, discharge of, or exposure to, Hazardous Materials.  For purposes of this document, Hazardous Materials means (a) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (b) asbestos or asbestos-containing materials, (c) polychlorinated biphenyls (pcbs), (d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead-based paint, or (h) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.  Mortgagor has, and will continue to have, all necessary federal, state, and local licenses, certificates and permits relating to the Mortgaged Premises and its facilities, business, operations, and leaseholds, and it is in compliance with all Environmental Laws.  No operations which involve the generation, manufacture, refining, transportation, treatment, storage, or handling of Hazardous Materials, above or below ground, have been or will be carried on at the Mortgaged Premises and no discharge of any such substance has occurred on the Mortgaged Premises.

B.

At any time while any amount is outstanding under the Note and this Mortgage, upon reasonable suspicion of an environmental condition, violation or problem, Mortgagee may require that Mortgagor, at Mortgagor's expense and within thirty (30) days after notice from Mortgagee, promptly cause such tests, inspections and/or procedures to be conducted by a professional engineering firm or others for the purpose of ensuring compliance with all Environmental Laws, and having the Mortgaged Premises certified to Mortgagee as such.  Without limitation of Mortgagee's rights, (i) Mortgagee shall retain the right to enter onto the Mortgaged Premises and cause such tests, inspections, and/or procedures to be conducted and having the Mortgaged Premises certified to Mortgagee, as such; and (ii) Mortgagee shall have the right, but not the obligation, to enter onto the Mortgaged Premises or to take such other actions as is necessary or advisable to test, cleanup, remove, resolve, or minimize the impact of, any environmental condition which, in the opinion of Mortgagee, could jeopardize or affect its collateral security.  All costs and expenses incurred by Mortgagee in the exercise of any such rights will be payable by Mortgagor upon demand and will be secured by this Mortgage and other collateral held by Mortgagee, and repayment of all such costs and expenses incurred by Mortgagee shall survive repayment of the Note and satisfaction of this Mortgage.

35.

Upon any sale, transfer or conveyance of all or any part of the Mortgaged Premises, or any interest therein, the Mortgagee may accelerate the payment of the entire Indebtedness, and demand immediate payment thereof in full.  Further, it is agreed as follows:  (a) the ownership, control and management of the managing member of the Mortgagor, ORP CORPORATION III, a Maryland corporation (the “Managing Member”), by OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP., a Delaware limited partnership (“Oxford”) is a material inducement to the Mortgagee to accept this Mortgage as security for the loan evidenced by the Note; (b) the ownership, control and management of Oxford by AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“Aimco/Bethesda”) is a material inducement to the Mortgagee to accept this Mortgage as security for the loan evidenced by the Note; (c) the ownership, control and management of Aimco/Bethesda by AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO Properties”) is a material inducement to the Mortgagee to accept this Mortgage as security for the loan evidenced by the Note; (d) the ultimate control and management of AIMCO Properties by APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland real estate investment trust (“AIMCO”) is a material inducement to the Mortgagee to accept this Mortgage as security for the loan evidenced by the Note; and (e) the control and management of Mortgagor, the Managing Member, Oxford, Aimco/Bethesda and AIMCO Properties by others, who or which do not, in the Mortgagee's sole and absolute opinion, possess the business and managerial acumen or experience of AIMCO, will seriously endanger the status of the Mortgaged Premises and the security represented by this Mortgage.  Accordingly, the entire Indebtedness shall become immediately due and payable at the option of the Mortgagee at any time control, management, or operation of any of the Mortgagor, the Managing Member, Oxford, Aimco/Bethesda, or of AIMCO Properties is transferred to any individual(s) or entity(ies) other than AIMCO.

Notwithstanding the foregoing, provided that: (a) the loan is not in default, declared or undeclared; (b) AIMCO retains at least a ten percent (10%) ownership interest in the Mortgagor, the Managing Member, Oxford, Aimco/Bethesda, and in AIMCO Properties; (c) AIMCO retains full management control of the Premises, then transfers of interests in Mortgagor, the Managing Member, Oxford, Aimco/Bethesda, or in AIMCO Properties shall be permitted without the prior consent of the Mortgagee, including a joint venture of the Mortgaged Premises between Mortgagor and an institutional lender.

Transfer of the Mortgaged Premises to a corporation formed for the purpose of cooperative ownership shall be absolutely prohibited.

A pledge of the ownership interests of Mortgagor as collateral security for any other debt to any other lender shall be absolutely prohibited.

36.

The Note, this Mortgage and all agreements executed in connection herewith shall be construed in accordance with and governed by the laws of the State where the Mortgaged Premises is located, notwithstanding any rules regarding the conflicts of laws.

37.

All notices hereunder shall be in writing and shall be sufficiently given for all purposes when sent by regular first class mail, to any party hereto at its address on the cover page or at such other address of which it shall have notified the party giving such notice in writing in accordance with the foregoing requirements.  Any such notice shall be deemed effective upon the date it is mailed.

38.

The Mortgagor consents to the personal jurisdiction of the courts of the State in which the Mortgaged Premises is located, and consents that it may be served with process within or without said State as though it were a domiciliary, and according to the laws of said State, in any action or proceeding involving the Mortgagee and the Mortgagor.  IN ANY ACTION OR PROCEEDING INVOLVING THE MORTGAGEE AND THE MORTGAGOR, THE MORTGAGOR HEREBY WAIVES:  (I) ANY AND ALL RIGHT TO TRIAL BY JURY; AND (II) ANY AND ALL RIGHT TO ASSERT AFFIRMATIVE DEFENSES RELATING TO ANY STATUTES OF LIMITATIONS OR CLAIMS OF LACHES.

39.

Notwithstanding the provisions of Paragraph 15 hereof to the contrary, Mortgagee shall not escrow for the annual hazard and other insurance premiums on policies of hazard and other insurance or for real estate taxes, provided Mortgagor pays such premiums and real estate taxes on a timely basis and in a satisfactory manner.  Mortgagor covenants that it shall pay such premiums on a timely basis and provide Mortgagee with a certificate or declaration of renewal policies, together with a paid receipt for the annual premiums therefor, at least thirty (30) days prior to the expiration of any such policies.  Mortgagor covenants that it shall pay such real estate taxes on a timely basis.  In the event such premiums and real estate taxes are not paid on a timely basis and in a satisfactory manner, in addition to any other remedy Mortgagee may have herein, Mortgagee shall have the right to commence escrowing monthly for such premiums and real estate taxes, together with any deficiency which may exist for not having previously escrowed therefor.

40.

The Mortgagee agrees that the promise of the Mortgagor contained in the Note to pay the Indebtedness, shall be included therein for the sole purpose of establishing the existence of the Indebtedness, that the Mortgagee's source of satisfaction of the Indebtedness shall be limited to the Mortgaged Premises, the rents issues and profits derived therefrom whether collected or uncollected, the Improvements and the rights in condemnation awards, or eminent domain awards, and insurance policies or proceeds therein described; that the Mortgagee will not seek to enforce out of any other assets of the Mortgagor or any party constituting the Mortgagor any judgment for any sum of money which is or may be payable under the Note or the Mortgage or for the performance of any of the obligations of the Mortgagor under the Note or the Mortgage, or for any deficiency remaining after foreclosure of the Mortgage; provided, however, that nothing herein contained shall be deemed to be a release from payment of the Indebtedness, or of the security therefor intended by the Mortgage or any of the Lien Instruments, or shall preclude the Mortgagee from foreclosing the Mortgage in case of any default under the Mortgage or the Note, or from enforcing any of its rights under the Mortgage, including but not limited to, obtaining the appointment of a receiver or putting into effect the assignment of leases and rents, issues and profits contained in the Mortgage or any collateral assignment of leases and/or rents.  Notwithstanding the foregoing, the terms of this paragraph shall automatically terminate, and be deemed null and void and of no further force or effect if: (i) the Mortgagor or owner of the Mortgaged Premises intentionally impairs the value of the Mortgaged Premises or jeopardizes the adequacy of the security created by this Mortgage; or (ii) the Mortgagor or owner of the Mortgaged Premises encumbers the Mortgaged Premises with a subordinate mortgage prohibited by the terms of the Note or this Mortgage; or (iii) noxious, toxic, hazardous or environmentally unsound materials, substances or waste, are now or hereafter buried, stored, used, placed, incorporated or generated in or on the Mortgaged Premises; or (iv) fraud is committed by the Mortgagor, or any of its principals (if Mortgagor is not a natural person), against the Mortgagee in the application for the loan evidenced by the Note, or in the execution or performance of the Note, this Mortgage or any of the other Lien Instruments; or (v) the Mortgagor misappropriates any rent or uses any rent other than in connection with the Mortgaged Premises; or (vi) the Mortgagor misappropriates the proceeds of insurance or condemnation other than as required by this Mortgage; or (vii) the Mortgagor misappropriates security deposits held by the Mortgagor pursuant to Leases; or (viii) the Mortgagee incurs any cost for the removal of any asbestos, which under existing law is or under future law may be required to be removed from the Mortgaged Premises.  With respect to the foregoing items (i) through (viii), recourse shall be limited to the actual damages suffered by the Mortgagee.

41.

No claim may be made by Mortgagor, any guarantor, any specified person or any other person, against Mortgagee or the affiliates, directors, officers, employees, attorneys or agents of Mortgagee, for any special, indirect or consequential damages or, to the fullest extent permitted by law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to the Note, this Mortgage or any of the Lien Instruments or the transactions contemplated hereby or thereby, or any act, omission or event occurring in connection herewith or therewith, and Mortgagor (for itself and on behalf of each guarantor and each specified person) hereby waives, releases and agrees never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises, and whether or not it is now known or suspected to exist in its favor.

42.

Anti-Terrorism Laws.

The Mortgagor represents and warrants to the Mortgagee that none of the Credit Parties, their Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by the Loan Documents is: (i) in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iii) a Blocked Person, or is controlled by a Blocked Person, (iv) acting or will act for or on behalf of a Blocked Person, (v) associated with, or will become associated with, a Blocked Person or (vi) providing, or will provide, material, financial or technological support or other services to or in support of acts of terrorism of a Blocked Person.  No Credit Party nor, to the knowledge of any Credit Party, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by the Loan Documents: (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

“Affiliate” means with respect to any Person (i) any Person that directly or indirectly controls such Person, (ii) any Person which is controlled by or is under common control with such controlling Person, (iii) each of such Person’s officers or directors or Persons functioning in substantially similar roles (other than, with respect to the Mortgagee, the Mortgagee’s officers or directors or Persons functioning in substantially similar roles).  As used in this definition, the term “control” of a Person means the possession, directly or indirectly, of the power to vote five percent (5%) or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC.

“Blocked Person” means any Person:  (i) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (iii) a Person with which the Mortgagee is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (v) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Credit Party” means the Mortgagor and any subsidiary of the Mortgagor, whether now existing or hereafter acquired or formed; and “Credit Parties” means all such Persons, collectively.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.

“Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, guidances, guidelines, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, governmental agreements and governmental restrictions, whether now or hereafter in effect.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

43.

Release of Mortgage.

If the Indebtedness evidenced and secured by the Lien Instruments is indefeasibly paid and fully performed, then and in that event only, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Mortgaged Premises shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by the Mortgagee in due and recordable form.  No release of this Mortgage or the lien hereof shall be valid unless executed by the Mortgagee.  Mortgagor will be required to pay Mortgagee’s recording fees incurred in connection with the filing of any satisfaction or termination documents.

44.

Waiver of Defense.

No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

45.

Waiver of Statutory Rights.

Mortgage shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws”, now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but to the extent lawfully allowed hereby waives the benefit of such laws.  Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Mortgaged Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety.  To the extent permitted by law, Mortgagor does hereby expressly waive and any all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, the trust estate and all persons beneficially interested therein and each and every person acquiring any interest in or title to the Mortgaged Premises subsequent to the date of this Mortgage.

46.

Stamp Tax.

If, by the laws of the United States of America, or of any state having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Mortgage, Mortgagor covenants and agrees to pay such tax in the manner required by any such law.  Mortgagor further covenants to reimburse Mortgagee for any sums which Mortgagee reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Mortgage.

47.

Security Agreement.

Mortgagor and Mortgagee agree that this Mortgage shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Mortgagee with respect to insurance proceeds or condemnation proceeds (“Deposits”) and with respect to any personal property and fixtures included in the definition herein of the word “Mortgaged Premises”, which property may not be deemed to form a part of the real estate described in Schedule “A” or may not constitute a “fixture” within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the “Collateral”, and that a security interest in and to the Collateral and the Deposits is hereby granted to Mortgagee and the Deposits and all of Mortgagor’s right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the Indebtedness and to secure performance by Mortgagor of the terms, covenants and provisions hereof.  Upon the occurrence of an Event of Default under this Mortgage, Mortgagee, pursuant to the appropriate provisions of the UCC, shall have the option of proceedings with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply.  The parties agree that, in the event Mortgagee shall elect to proceed with respect to the Collateral separately from the real property, ten (10) days’ notices of the sale of the Collateral shall be reasonable notice.  The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys’ fees and legal expenses incurred by Mortgagee.  Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Mortgaged Premises any of the Collateral except that so long as the Mortgagor is not in default hereunder, Mortgagor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Mortgaged Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Mortgagee shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and covered hereby.  Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail.  Mortgagor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Mortgagee otherwise consents, now are and will be free and clear of liens (other then the lien of taxes not yet due and payable), encumbrances or security interests of others.  Mortgagor shall, upon demand, execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee, and will do all such acts and things as Mortgagee may at anytime, or from time to time, reasonable request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due and payable), encumbrances, or security interests of others.

This Mortgage also constitutes a financing statement for the purpose of the UCC and shall constitute a “fixture filing” under such statutes and shall be filed in the real estate records of the County in which the Land is located.  For such purpose the name and address of the debtor and the secured party are as set forth below:

Name of Debtor:

ORP THREE L.L.C.

Debtor’s Mailing Address:

ORP THREE L.L.C.

c/o AIMCO

Stanford Place 3

4582 South Ulster Street Parkway

Suite 1100

Denver, Colorado  80237

Debtor’s Taxpayer Identification No.:

52-1864513

Debtor’s Organization No.:

MD W03799947

Address of Premises:

13000 Harriet Avenue South

Burnsville, Minnesota

Name of Secured Party:

New York Community Bank

Address of Secured  Party:

One Jericho Plaza

Jericho, New York 11753

Attn:  Donna J. DiGirolamo, Senior Vice President

This financing statements covers the Collateral.  Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Mortgage.  Mortgagor is the record owner of the real property described herein upon which the foregoing fixtures and other items and types of property are located.

Mortgagor hereby represents and warrants to Mortgagee, and covenants and agrees with Mortgagee as follows:

(a)

Mortgagor shall not merge or consolidate into, or transfer any of the Collateral to, any other entity or person without the prior written consent of the Mortgagee.

(b)

Mortgagor shall not change its name unless it has given Mortgagee sixty (60) days prior written notice thereof and executed and authorized at the request of Mortgagee, such additional financing statements to be filed in such jurisdiction as the Mortgagee may deem necessary or desirable in its sole discretion.

(c)

It shall be an Event of Default hereunder if any amendment to or termination of a financing statement naming the Mortgagor as debtor and the Mortgagee as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Mortgagee or its counsel without the prior written consent of the Mortgagee.

(d)

Mortgagor hereby authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements in such jurisdictions as the Mortgagee may deem necessary or desirable in order to perfect the security interest granted by the Mortgagor under this security agreement.

This Mortgage consisting of twenty-six (26) pages, together with Schedule A consisting of one (1) page, and including a cover and acknowledgment page, contains the entire agreement between the parties and the same cannot be modified or changed except by an instrument in writing executed on behalf of the Mortgagee and signed by one of its officers and bearing its official seal.

Mortgagor hereby acknowledges that it has received, at the time of execution of this Mortgage, a true and correct copy thereof.

IN WITNESS WHEREOF, this Mortgage has been duly executed by the undersigned.

SIGNATURE PAGE ATTACHED

ORP THREE L.L.C., a Maryland limited liability company

By:

ORP CORPORATION III, a Maryland corporation, its managing member

By:  /s/Patti K. Fielding

Name:

Patti K. Fielding

Title:

ExecutiveVice President and

Treasurer

STATE OF COLORADO

:

:

COUNTY OF

:

BE IT REMEMBERED, that on this ____ day of June, 2008, before me, the subscriber, personally appeared PATTI K. FIELDING, who I am satisfied, is the Executive Vice President and Treasurer of ORP CORPORATION III (the “Corporation.”), which is the Managing Member of ORP THREE L.L.C., a Maryland limited liability company (the “LLC”), being the LLC named herein, and thereupon she acknowledged that she signed and delivered the within instrument in her capacity as the Executive Vice President and Treasurer of the Corporation in its capacity as the Managing Member of the LLC, being duly authorized to do so.

____________________________________

NOTARY PUBLIC

This instrument prepared by:

Andrew Kaplan, Esq.

Fox Rothschild LLP

1301 Atlantic Ave., Suite 400

Atlantic City, NJ  08401

(609) 348-4515

SCHEDULE “A”

RAVEN HILL, 13000 HARRIET AVENUE SOUTH,

BURNSVILLE, MINNESOTA

PARCEL ID #02-63100-010-01

All those tracts or parcels of land lying and being in Dakota County, Minnesota and described as follows:

Lot 1, Block 1, Raven Hill, together with easement for ingress and egress from the above described tract over the East 60 feet of the West 190 feet of the South 180 feet of the Northwest ¼ of the Southeast ¼ of Section 13, Township 115, Range 21, said easement being a part of Kelly Heights 5th Addition, Dakota County, Minnesota.

Known as:  13000 Harriet Avenue, Burnsville, MN  55337